UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section l3 and l5(d) of the

Securities Exchange Act of l934

May 27, 2004

Date of report (date of earliest event reported)

STANDARD PARKING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-50437	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Chicago, Illinois    60611

(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On May 27, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PARKING CORPORATION

Date: May 28, 2004	By:	/s/ DANIEL R. MEYER
Daniel R. Meyer,
Senior Vice President